EXHIBIT 99.2

Second Quarter 2008 Supplemental Data

The Devonshire of Lisle - Lisle, IL

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Owned Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[4]	Total Annualized Revenue
Hospital - Stabilized Triple-Net	41	3,815	Beds	17	$365	2.7x	64%	$94	$0	$94
Skilled Nursing -Stabilized Triple-Net	192	23,510	Beds	28	827	1.9x	89%	173	0	173
Seniors Housing - Triple-Net	174	17,606	Units	31	2,351	1.3x	88%	202	0	202
Seniors Housing - Operating	79	6,513	Units	21	2,033	N/A	91%	0	366	366
Medical Office - Stabilized	17	841,109	Square Feet	8	157	N/A	95%	1	21	21
Medical Office - Lease-Up	3	260,884	Square Feet	3	71	N/A	59%	0	4	4
Other - Stabilized Triple-Net	8	122	Beds	1	7	4.7x	N/A	1	0	1

Total	514			45	$5,810	1.8x		$471	$390	$861

								55%	45%	100%

Loan Portfolio - Overview by Investment (Dollars in Millions):[1]

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]
Manor Care	$99	$113	Secured	SNF/ALF	L + 533	$8
HCA	45	50	Unsecured	Hospital	9.2%	4
Other	21	20	Secured	ALF	9.0%	2

Total	$164	$183				$14

Owned Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	41	8%	5	417	9	1,132	27	3,324	—	—	—	—
Massachusetts	38	7%	2	109	26	2,712	10	1,259	—	—	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,686	2	111,671	—	—
Ohio	31	6%	—	—	12	1,643	17	1,237	2	143,567	—	—
Kentucky	31	6%	3	760	27	3,066	—	—	1	50,000	—	—
Florida	28	5%	6	511	—	—	16	1,625	6	206,641	—	—
Indiana	23	4%	1	59	13	1,883	9	1,002	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	437	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	21	4%	7	496	—	—	3	262	3	78,622	8	122
All Other	222	43%	10	793	83	10,441	123	10,650	6	511,492	—	—

Total	514	100%	41	3,815	192	23,510	253	24,119	20	1,101,993	8	122

[1]	Totals may not add due to rounding.
[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 1Q08 and occupancy for operating properties is as of 2Q08.
[3]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period.
[4]	Revenue reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions): 1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Seniors Housing	253	$4,384	73%	$568	65%
Skilled Nursing	192	827	14%	173	20%
Hospitals	41	365	6%	94	11%
Medical Office	20	228	4%	25	3%
Other	8	7	NM	1	NM
Loans	N/A	183	3%	14	2%

Total	514	$5,993	100%	$875	100%

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions): 1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Sunrise Senior Living	79	$2,033	34%	$366	42%
Brookdale Senior Living	83	1,386	23%	121	14%
Kindred Healthcare	203	935	16%	241	28%
Senior Care	66	625	10%	50	6%
Emeritus Senior Living	16	196	3%	19	2%
Capital Senior Living	11	158	3%	13	2%
Manor Care	N/A	113	2%	8	1%
NexCore	4	93	2%	12	1%
Formation	11	88	1%	9	1%
Benchmark Assisted Living	4	55	1%	5	1%
Assisted Living Concepts	8	50	1%	5	1%
Greenfield	7	50	1%	5	1%
HCA	N/A	50	1%	4	NM
All Other	22	162	3%	17	2%

Total	514	$5,993	100%	$875	100%

Owned Portfolio—State/Province Concentration (Dollars in Millions): [1]
State/Province	Owned Property Count	Annualized Rent/Revenue[2]	%
California	41	$111	13%
Illinois	21	90	10%
Massachusetts	38	53	6%
Ontario	9	52	6%
Pennsylvania	35	47	5%
New Jersey	11	38	4%
Florida	28	38	4%
Colorado	14	31	4%
New York	14	29	3%
North Carolina	23	28	3%
All Other	280	344	40%

Total	514	$861	100%

[1]	Totals may not add due to rounding. NM = not material.
[2]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period. Operating asset revenue reflects Ventas's portion only for joint venture assets.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st Quarter of 2008 & 2007:1,2

		Sequential Quarter Comparison				Year-Over-Year Comparison
Property Type	Number of Properties	1Q08 Cash Flow Coverage	4Q07 Cash Flow Coverage	1Q08 Occupancy	4Q07 Occupancy	1Q08 Cash Flow Coverage	1Q07 Cash Flow Coverage	1Q08 Occupancy	1Q07 Occupancy
Hospitals	41	2.7x	2.8x	64%	61%	2.7x	3.1x	64%	63%
Skilled Nursing	192	1.9x	1.9x	89%	88%	1.9x	1.9x	89%	88%
Seniors Housing	171	1.3x	1.3x	88%	89%	1.3x	1.3x	88%	89%
Other	8	4.7x	4.5x	N/A	N/A	4.7x	3.7x	N/A	N/A

Total	412	1.8x	1.8x			1.8x	1.9x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st Quarter of 2008 & 4th Quarter of 2007:[1] ,2

		Sequential Quarter Comparison
Property Type	Number of Properties	1Q08 Cash Flow Coverage	4Q07 Cash Flow Coverage	1Q08 Occupancy	4Q07 Occupancy
Hospitals	41	2.7x	2.8x	64%	61%
Skilled Nursing	192	1.9x	1.9x	89%	88%
Seniors Housing	173	1.3x	1.3x	88%	89%
Other	8	4.7x	4.5x	N/A	N/A

Total	414	1.8x	1.8x

[1]	First quarter is most recent quarter available.
[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	2Q08	2Q07	2Q08	2Q07	2Q08	2Q07
Number of properties:	14	10	10	10	3	1
Number of square feet:	779,573	391,287	390,689	391,287	260,884	81,286
Average occupancy:	95%	97%	93%	97%	59%	50%
Average annual rate per square foot:	$28	$27	$27	$27	$29	$23

Operating revenue:	$5.3	$2.6	$2.6	$2.6	$0.9	$0.2
Less expenses:	2.1	1.2	1.0	1.2	0.5	0.1

Total NOI:	3.3	1.4	1.6	1.4	0.4	0.1

Less Company’s partner’s share:	0.1	0.0	0.1	0.0	0.2	0.0

Ventas NOI:	$3.2	$1.4	$1.5	$1.4	$0.2	$0.1

	Sequential Quarter Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	2Q08	1Q08	2Q08	1Q08	2Q08	1Q08
Number of properties:	14	14	14	14	3	2
Number of square feet:	779,573	779,573	779,573	779,573	260,884	181,952
Average occupancy:	95%	94%	95%	94%	59%	56%
Average annual rate per square foot:	$28	$28	$28	$28	$29	$26

Operating revenue:	$5.3	$5.3	$5.3	$5.3	$0.9	$0.8
Less expenses:	2.1	2.3	2.1	2.3	0.5	0.4

Total NOI:	3.3	3.0	3.3	3.0	0.4	0.4
Less Company’s partner’s share:	0.1	0.0	0.1	0.0	0.2	0.0

Ventas NOI:	$3.2	$3.0	$3.2	$3.0	$0.2	$0.4

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those MOBs owned for the full period.
[3]	Includes only those MOBs owned in both comparison periods.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	May&June 08	May&June 07[3]	May&June 08	May&June 07[3]	May&June 08	May&June 07
Number of properties:	74	72	72	72	5	6
Number of units:	5,984	5,831	5,831	5,831	529	453
Resident day capacity:	431,453	420,351	420,351	420,351	38,064	28,650
Average resident occupancy:	91%	92%	91%	92%	64%	48%
Average daily rate / resident fees:	$173	$164	$173	$164	$162	$177
Operating revenue:	$67.8	$63.7	$66.1	$63.7	$3.9	$2.4
Less expenses:	41.3	42.6	40.2	42.6	3.0	2.6

Total NOI:	26.5	21.0	25.9	21.0	0.9	(0.2)
Less Company’s partner’s share:	3.2	3.0	3.1	3.0	0.2	0.0

Ventas NOI:	$23.3	$18.0	$22.8	$18.0	$0.7	$(0.2)

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	2Q08	1Q08	2Q08	1Q08	2Q08	1Q08[4,5,6]
Number of properties:	74	73	72	72	5	6
Number of units:	5,984	5,907	5,831	5,831	529	606
Resident day capacity:	643,643	635,453	627,081	627,081	56,784	64,974
Average resident occupancy:	91%	92%	91%	92%	63%	59%
Average daily rate / resident fees:	$173	$174	$173	$174	$162	$165
Operating revenue:	$101.5	$101.4	$98.9	$100.1	$5.8	$6.3
Less expenses:	64.7	68.8	63.0	67.8	4.6	5.5

Total NOI:	36.8	32.7	35.9	32.3	1.2	0.8
Less Company’s partner’s share:	4.7	4.6	4.5	4.5	0.2	0.2

Ventas NOI:	$32.1	$28.1	$31.4	$27.7	$1.0	$0.6

[1]	Dollars in millions except for rate data. Totals may not add due to rounding. Portfolio was acquired on April 26, 2007.
[2]	Includes only those communities stabilized in both comparison periods.
[3]	May & June 2007 Average daily rate/resident fees has been corrected for the period from $163 to $164.
[4]	1Q08 Resident day capacity has been corrected for the period from 63,336 to 64,974.
[5]	1Q08 Average resident occupancy has been corrected for the period from 58% to 59%.
[6]	1Q08 Average daily rate/resident fees has been corrected for the period from $172 to $165.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

Ventas - Kindred Master Lease	Number of Properties	Sequential Quarter Comparison		Year-Over- Year Comparison
		1Q08	4Q07	1Q08	1Q07
1	83	2.4x	2.4x	2.4x	2.3x
2	41	2.1x	2.1x	2.1x	2.4x
3	38	1.8x	1.7x	1.8x	2.1x
4	41	2.4x	2.4x	2.4x	2.5x

Total	203	2.2x	2.2x	2.2x	2.3x

Property Type	Number of Properties	1Q08	4Q07	1Q08	1Q07
Hospitals	38	2.8x	2.8x	2.8x	3.2x
Skilled Nursing Facilities	165	1.9x	1.8x	1.9x	1.8x

Total	203	2.2x	2.2x	2.2x	2.3x

[1]

Coverage reflects the ratio of Kindred's EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred's PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio. First quarter is most recent quarter available.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

		Lease Rollover Year
	Totals	2008	2009	2010	2011	2012	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$94.2	—	—	$43.1	—	—	$51.1

Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	$173.1	—	—	$80.7	—	$1.4	$91.0

Seniors Housing - Stabilized Triple-Net:
Annualized Revenue	$202.1	—	—	—	—	$2.7	$199.4

Medical Office - Stabilized:
Annualized Revenue[2]	$20.9	$1.8	$1.8	$2.8	$2.3	$2.2	$9.9

Medical Office - Lease-Up:
Annualized Revenue[2]	$6.0	—	—	—	$0.1	$0.2	$5.7

Other - Stabilized Triple-Net:
Annualized Revenue	$0.9	—	—	$0.9	—	—	—

Total:
Annualized Revenue	$497.2	$1.8	$1.8	$127.6	$2.4	$6.5	$357.1

[1]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.
[2]	Partner's share has not been eliminated from revenue.

Ventas, Inc.

Second Quarter 2008 Supplemental Data

Company Development Data:

Properties in Lease-up:

Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/ Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
Sunrise of Staten Island	80%	New York	AL/ALZ	100 Residents / 78 Units / 63,000 SF	November 2006	June 2007	$29.7	$25.0	9.5%-10.0%
Sunrise of Sandy	80%	Salt Lake City	AL/ALZ	95 Residents / 79 Units / 58,000 SF	November 2006	April 2007	18.0	15.1	9.5%-10.0%
Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents / 79 Units / 60,000 SF	March 2007	April 2007	20.2	17.0	9.5%-10.0%
Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	April 2007	18.6	15.7	8.25%-8.75%
Sunrise of Thorne Mills on Steeles[2]	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0% -8.5%
Casper Medical Center	50%	Casper, WY	MOB	78,932 SF	May 2008	May 2008	29.0	N/A	10.5%[3]

Properties to be Acquired:

N/A

[1]	Dollars in millions.
[2]	Resident capacity corrected from 238 to 256.
[3]	Project yield; expected yield to Ventas is 9.0%.